UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    August 19, 2004

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Brandywine Parkway West Chester, Pennsylvania		19380
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On August 19, 2004, the Registrant issued a press release announcing results from three multi-center clinical trials of proprietary once-daily dosage forms of modafinil for the treatment of Attention Deficit Hyperactivity Disorder (ADHD) in children and adolescents.

The Registrant hereby incorporates by reference the press releases dated August 19, 2004 attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                        Financial Statements of Business Acquired:   Not applicable

(b)                       Pro Forma Financial Information:   Not applicable

(c)                        Exhibits

Number	Description

99.1	Press Release – Cephalon Announces Positive Results with a New Modafinil Formulation for the Treatment of Children with Attention Deficit Hyperactivity Disorder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: August 24, 2004	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release – Cephalon Announces Positive Results with a New Modafinil Formulation for the Treatment of Children with Attention Deficit Hyperactivity Disorder